Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies [Abstract]
Commitments and contingencies
5.33 Commitments and contingencies
As at December 31, 2023, there were €3.7 million of capital expenditure contracted, mainly related to manufacturing sites (December 31, 2022: €9.9 million). The respective contracts are all related to the finalization of the Almeida building in Scotland, the new manufacturing facility and production site for IXIARO and IXCHIQ.
5.33.1 Other commitments, pledges and guarantees
The other commitments relate to minimum payments and consist of:

	Year ended December 31
in € thousand	2023	2022
Loans and grants	6	49
Royalties	6,798	8,262
OTHER COMMITMENTS	6,804	8,311
The pledges consist of:

	Year ended December 31
in € thousand	2023	2022
Pledges on bank accounts	121,085	284,889
GUARANTEES AND PLEDGES	121,085	284,889
The stated pledges on cash at banks originate from the requirements of the D&O Loan Agreement which in addition is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by the Company and certain of its subsidiaries. For more information about this loan agreement, please refer to Note 5.24.
5.33.2 Contingencies and litigations
Following the merger between the companies Vivalis SA and Intercell AG in 2013, certain former Intercell shareholders initiated legal proceedings before the Commercial Court of Vienna to request a revision of either the cash compensation paid to departing shareholders or the exchange ratio between Intercell and Valneva shares used in the merger. In October 2021, a court-appointed expert recommended an increase in the cash compensation as well as further valuation work on the exchange ratio. In April 2022, this expert presented the result of its work on the exchange ratio, and in April 2023 the court’s expert committee provided their view. However, the final outcome will depend on the court’s position on specific legal points. The Company therefore assessed the probability of several scenarios and decided to hold a provision of €5.2 million to cover the reassessed risk and potential legal costs (December 31, 2022: €5.2 million).
In July 2016, a claim for additional payment was raised and litigation was filed in December 2016, in connection with the 2009 acquisition of Humalys SAS, from which the Company had acquired a technology, which was later combined with other antibody discovery technologies and spun off to BliNK Biomedical SAS in early 2015. Former shareholders of Humalys claimed additional consideration as a result of the spin-off transaction. A first instance decision in the Humalys case was rendered on September 6, 2023. The court has rejected the plaintiff’s claims. No appeal was filed within the statutory timeline; therefore the judgment has become final.